Transamerica TransSurvivorSMLife
Variable Universal Life Insurance
Issued by
Transamerica Occidental Life Insurance Company
Separate Account VUL-4

Supplement Dated July 27, 2001

To

Prospectus Dated May 1, 2001

The following information supplements the Prospectus. You should read it together with the Prospectus.

The following paragraph is added as the last paragraph in the Surrender Penalty provision of the Charges and Deductions section beginning on page 19, and as the fifth paragraph in the Nonforfeiture Option – Full Surrender section beginning on page 40:

       For policies with a Policy Date of June 7, 2001 or later, we will waive surrender penalties on a full surrender effective in the calendar year 2010 if:

         |X|       Your policy is in force in the calendar year 2010; and

         |X|        The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and

        |X|        You provide us with your request for the full surrender of your policy during the calendar year 2010.

Surrender penalties remain unchanged for full surrenders in years other than calendar year 2010 whether or not the federal estate tax repeal is extended or made permanent, and for partial surrenders and face amount reductions in all years.